UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2024

SUTRO BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38662	47-0926186
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Oyster Point Blvd.

South San Francisco, California, 94080

(Address of principal executive offices) (Zip Code)

(650) 881-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	STRO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2024, Sutro Biopharma, Inc. (the “Company”) will be disclosing certain financial information about the Company’s estimated cash balance and estimated fair value of its Vaxcyte common stock holdings as of December 31, 2023. The Company will report the preliminary, unaudited amount of the Company’s cash, cash equivalents and marketable securities as of December 31, 2023, as approximately $333 million, and that the Company held approximately 0.7 million shares of Vaxcyte common stock with an estimated fair value of approximately $42 million as of December 31, 2023, which together the Company expects will enable it to fund its operations into the second half of 2025, based on current business plans and assumptions. The amounts are preliminary, unaudited and may change, were prepared by management and were based on the most current information available to management, and are subject to completion by management of the financial statements as of and for the year ended December 31, 2023, including performance of the Company’s financial closing procedures, any final adjustments and other developments that may arise between now and the time the financial results for this period are finalized, and the completion of the external audit of such financial statements. The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data included herein. Accordingly, the Company’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

Item 7.01 Regulation FD Disclosure.

On January 8, 2024, the Company will be disclosing an updated corporate presentation. A copy of the corporate presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K. The corporate presentation will also be available on the Company’s website in the Investors section at https://www.sutrobio.com/corporate-presentation/.

The information in this Item 2.02 and Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Additionally, on January 4, 2024, the Company announced updated data and certain milestones for luveltamab tazevibulin (luvelta), a novel folate receptor-α (FolRα) targeting antibody drug conjugate (“ADC”).

luvelta FolRα-targeting ADC Franchise Upcoming Milestones:

•
The registration-directed trial, REFRαME-O1, in platinum-resistant ovarian cancer, is enrolling with 26 active sites across 5 countries and an anticipated approximately 140 sites in approximately 20 countries by the end of 2024. Part 1 of the trial is expected to be completed in the first half of 2024.
•
Initiation of REFRαME-P1, a registration-enabling trial for pediatric patients with CBF/GLIS AML, is planned for the first half of 2024.
•
An Investigational New Drug application submission is planned in non-small cell lung cancer (“NSCLC”) in the first half of 2024.
•
Continued clinical development is planned in endometrial cancer and in combination with bevacizumab for the treatment of ovarian cancer.

Updated luvelta Data:

•
An aggregated analysis of nearly 100 women with ovarian cancer from Company’s Phase 1 program led to the following observations:
•
Treatment with luvelta demonstrated improved clinical outcomes and tolerability compared to historical results with standard of care chemotherapy in an evaluable patient population matching the eligibility criteria for the REFRαME-O1 trial.
•
The safety profile across the aggregated analysis remained consistent with previously reported data.

•
Safety data from an additional cohort with prophylactic G-CSF treatment showed significant reduction of neutropenia and resulting dose delays.
•
New data in combination with bevacizumab demonstrated clinical activity in treated patients regardless of FolRα expression level.
•
Preclinical data in a model of NSCLC demonstrated that a single dose of luvelta produced potent anti-tumor activity and that the combination of luvelta and PD-1 blockade (avelumab) demonstrated benefit and complete tumor regression.
•
Promising clinical data in late-stage endometrial cancer and CBF/GLIS AML have been presented at ESMO and ASH in 2023.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated preclinical and clinical development activities, including enrollment and site activation; timing of announcements of clinical results, trial initiation, and regulatory filings; outcome of regulatory decisions; the Company’s expectations about its cash runway; potential benefits of luvelta and the Company’s other product candidates and platform; potential expansion into other indications and combinations, including the timing and development activities related to such expansion; and potential market opportunities for luvelta and the Company’s other product candidates. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the Company’s ability to advance its product candidates, the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates and the Company’s ability to successfully leverage Fast Track designation, the market size for the Company’s product candidates to be smaller than anticipated, clinical trial sites, supply chain and manufacturing facilities, the Company’s ability to maintain and recognize the benefits of certain designations received by product candidates, the timing and results of preclinical and clinical trials, the Company’s ability to fund development activities and achieve development goals, the Company’s ability to protect intellectual property, the value of the Company’s holdings of Vaxcyte common stock, and the Company’s commercial collaborations with third parties and other risks and uncertainties described under the heading “Risk Factors” in documents the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Corporate Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutro Biopharma, Inc.

Date:	January 8, 2024	By:	/s/ Edward Albini
Edward Albini Chief Financial Officer